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The Brazil Fund, Inc.






Annual Report
June 30, 2001










A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.
================================================================================


Investment Objective and Policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries

o a vehicle for international diversification through participation in the Brazilian economy

General Information
================================================================================

Executive Offices                        The Brazil Fund, Inc.
                                         345 Park Avenue
                                         New York, NY 10154

                                         For fund information: 1-800-349-4281

Transfer Agent, Registrar                Scudder Investments Service Company
and Dividend Reinvestment                P.O. Box 219153
Plan Agent                               Kansas City, MO 64121-9153

Legal Counsel                            For account information: 1-800-294-4366
                                         Debevoise & Plimpton
Custodian
                                         Brown Brothers Harriman & Co.
Independent Accountants
                                         PricewaterhouseCoopers LLP
New York Stock Exchange Symbol -- BZF



Other Information
================================================================================

Amendment to the Fund's By-Laws

Effective April 4, 2001, the fund's By-Laws were amended to provide that after expiration of the terms of office specified for the Directors elected at such initial annual meeting, the Directors of each class shall serve for terms of three (3) years or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and have qualified.

Contents
================================================================================


     5  Letter to Stockholders

     9  Investment Summary

    10  Portfolio Summary

    11  Investment Portfolio

    14  Financial Statements

    17  Financial Highlights

    18 Notes to Financial Statements

    23 Report of Independent Accountants

    24 Tax Information

    25 Dividend Reinvestment and Cash Purchase Plan

    29 Investment Manager

    30 Stockholder Meeting Results

    31 Directors and Officers










--------------------------------------------------------------------------------
This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Letter to Stockholders
================================================================================


Dear Stockholders:

During the twelve-month period ended June 30, 2001, Brazil's financial markets have been hurt by a succession of factors. The issues pressuring stock prices and the currency have included a domestic energy shortage, Argentina's deteriorating fiscal situation, the slowing global economy, and declines across all of the global markets. The country's stock market fell 12.96% in local currency terms during this time, but the persistent decline in its currency -- the real -- hurt returns for dollar-based investors. The real, which stood at 1.80/$ one year ago, fell to 1.95 by December 31, 2000, and 2.31 by June 30, 2001.

As a result, the 12-month U.S. dollar return for the Bovespa Index through the period ended June 30 was -32.12%. During the same period, however, the net asset value of The Brazil Fund returned -14.01%, while its share price returned -7.00%. The fund's discount, which stood at 28.65% one year ago, was 22.82% on June 30. We believe that the fund's outperformance versus its benchmark illustrates the value of our strict, research-driven approach.

Economic Backdrop

Throughout 2001, one of the most important factors influencing Brazil's stock markets has been the concerns over difficulties plaguing Argentina, where the markets have reacted to the increasing likelihood of a devaluation and/or debt default. Argentina is no longer able to finance its debt at favorable rates, forcing the country's finance minister -- Domingo Cavallo -- to implement a zero deficit spending budget. The contagion effect had a major impact on Brazil, increasing interest rates across the region and placing pressure on the real as well as on the market. With the strong foreign direct investment of the past few years, investors are now looking to hedge their total financial exposure bringing pressure on the currency. The Central Bank announced that it would intervene in the foreign exchange market to support the real, but to little avail. It raised interest rates by 250 basis points in the second quarter in hopes of further tackling inflationary pressures and the currency's slide. In the midst of a slowing domestic economy and the global economic slowdown, the move to raise interest rates further depressed market sentiment.

Brazil is plagued by a large negative balance of payments, a problem that has been masked in recent years by strong foreign direct investment (FDI). However, FDI -- which reached $29.9 billion in 1999 and $30.6 billion in 2000 -- is expected to fall to $18 billion in 2001. This shortfall is putting further pressure on Brazil's economy. Likewise, Brazil's high level of external debt, which as a percentage of exports is almost as high as Argentina's, makes it sensitive to concerns over global liquidity, which have been heightened by the problems in Argentina.

Sentiment in Brazil has also been affected by an electricity shortage that has led to brownouts. The crisis is due in part to a lack of rain, which has led to lower reservoir levels and reduced power output during peak periods from the country's hydroelectric plants. However, a longer-term cause has been the lack of thermoelectric power generation capacity that is due, in part, to regulations that make the construction of new natural gas-fired plants unprofitable. Merrill Lynch reports that although demand grew 4.1% annually from 1990-2000, capacity has risen by only 3.2% annually. The government implemented a program of electricity rationing including penalties and higher tariffs for users who exceed their quotas, which took effect in June and appears to be working. However, the market has been discouraged by a lack of longer-term solutions, and investors have speculated that the shortage will have a significant effect on output, consumption and, in turn, GDP growth. Consensus estimates are now between 2.0% to 2.5% GDP growth for 2001, 1% to 2% lower than previous projections. Though such a slowdown in growth is likely to have a negative effect in the short run, we feel that the best-run Brazilian companies, especially companies with strong fundamentals, should be able to adapt, mitigating to some extent the effect of the energy crisis. Currently, inflationary pressures and high interest rates stand as more significant obstacles to growth.

On the political front, Brazil's government has been paralyzed to some degree by the jockeying that is preceding the country's presidential elections in October 2002. President Cardoso's popularity is sinking, according to some polls, as his positive rating among voters stood at only 22%, versus 37% neutral and 36% negative, at the end of May. Justified or not, voters seem to be blaming Cardoso for the country's power crisis and the weakening economy.

Fund Strategy

In this difficult environment, the fund has been able to produce good relative performance. We believe this is due to our long-standing approach of emphasizing companies with strong management, steady earnings, and low levels of debt. Such firms tend to perform better not only in times of crisis, but over the long term as well. We believe this research-driven approach, with an emphasis on strong management at the company level, will hold us in good stead in the coming months even if the energy crisis in Brazil or the economic situation in Argentina deteriorate further.

In recent months, we have built up the fund's positions in exporters that generate a substantial portion of their revenues in dollars, which in our view makes them a safer proposition in the current environment. In this vein, we have added to holdings in Votorantim Celulose e Papel (pulp and paper; 2.6% of portfolio), Companhia Siderurgica Nacional (steel; 1.2%), and Aracruz Celulose SA ( pulp; 4.0%). On the sell side, our most significant recent move was to reduce our holdings in Tele Norte Leste (4.3%) and Brasil Telecom (5.7%). Both companies are selling at what we believe are attractive valuations, but we expect them to produce subpar returns in the near future. The two companies have been forced to build out their fixed line systems on the basis of their privatization agreements with the government. They are now facing more competition and are expanding into less protective segments of the population where returns are lower and customers are less likely to pay, especially with the economy experiencing difficulties. We also reduced our position in Embratel (1.4%), which switched its focus from long distance to data just as the growth of the Internet began to slow. Other sales of top holdings -- such as Banco Itau (14.5%) and Compania Vale do Rio Doce (5.8%) -- were executed for the purposes of diversification.

Outlook

As we have stated in earlier letters, we believe that Brazil has taken steps to build a more fiscally responsible foundation, and we feel that the long-term prospects for stocks in the country are still compelling. Valuations are attractive both on a historical basis -- as they have fallen back to levels reached in late 1998 prior to the currency devaluation -- and on a comparative basis with other emerging markets. Although we expect that the second half of 2001 will bring significant volatility as the issues of slower global growth, electricity shortages, the upcoming elections, and continued difficulties in Argentina continue to weigh on investors sentiment, we feel that much of the bad news has already been reflected in valuations. As Argentina rights itself over time and the country's other short-term ills are addressed, Brazil should be in a position to attract investor interest once again.

In the meantime, we will remain committed to our strategy of investing in the best individual companies that Brazil has to offer. While this approach will not necessarily immunize the fund against further downturns, we believe it will help us continue to provide the same attractive relative performance the fund has generated for the past twelve-plus years.

Sincerely,

/s/Nicholas Bratt                        /s/Juris Padegs

Nicholas Bratt                           Juris Padegs
President                                Chairman of the Board
and Director                             and Director

Investment Summary                                           as of June 30, 2001
================================================================================

--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------
                                                        Total Return (%)
                                ----------------------------------------------------------------
                                    Market Value      Net Asset Value (a)        Index (b)
                                --------------------  --------------------  --------------------
                                           Average               Average                Average
                                Cumulative Annual     Cumulative Annual      Cumulative Annual
------------------------------------------------------------------------------------------------
Current Quarter                    -.53         --       -.15         --       -6.03        --
------------------------------------------------------------------------------------------------
One Year                          -7.00      -7.00     -14.01     -14.01      -32.12    -32.12
------------------------------------------------------------------------------------------------
Three Year                        18.77       5.90      17.90       5.64      -24.70     -9.02
------------------------------------------------------------------------------------------------
Five Year                          9.69       1.87      29.24       5.26        4.67       .92
------------------------------------------------------------------------------------------------
Ten Year                         141.68       9.23     226.59      12.56      429.21     18.13
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Share Information and Returns (a)
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE TOTAL RETURN (%)

CHART DATA:

                                          Yearly periods ended June 30

                  1992    1993     1994   1995    1996     1997       1998    1999    2000     2001
---------------------------------------------------------------------------------------------------
Net Asset
Value ($)         14.27   18.44   22.38  24.47    26.27    35.71     23.67   17.03   24.01    19.63
---------------------------------------------------------------------------------------------------
Income
Dividends ($)        --      --     .08     --      .30      .61       .56     .79     .30      .42
---------------------------------------------------------------------------------------------------
Capital Gains
and Other
Distributions ($)   .28     .53     .93   2.36      .81      .75      2.32    2.27      --      .50
---------------------------------------------------------------------------------------------------
Total Return (%)   3.01   33.96   26.58  18.36(c) 22.24(c) 43.88(c) -23.82   -4.31    43.28  -14.01
---------------------------------------------------------------------------------------------------

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  Bovespa Stock Index ($)

(c)  Total returns would have been lower had certain expenses not been reduced.

     Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary                                            as of June 30, 2001
================================================================================

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

     Equity Securities        96%
     Cash Equivalents          4%
---------------------------------
                             100%
---------------------------------


--------------------------------------------------------------------------------
Sectors (Sector breakdown of the Fund's equity securities)
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

     Banking                  20%
     Petroleum                15%
     Food and Beverage        15%
     Telecommunications       13%
     Utilities                 7%
     Mining                    6%
     Iron & Steel              4%
     Electrical Equipment      4%
     Forest Products           4%
     Other                    12%
---------------------------------
                             100%
---------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings (74% of Portfolio)
--------------------------------------------------------------------------------
 1. Banco Itau SA
--------------------------------------------------------------------------------
 2. Petroleo Brasileiro SA
--------------------------------------------------------------------------------
 3. Companhia de Bebidas das Americas
--------------------------------------------------------------------------------
 4. Companhia Vale do Rio Doce
--------------------------------------------------------------------------------
 5. Brasil Telecom Participacoes SA
--------------------------------------------------------------------------------
 6. Banco Bradesco SA
--------------------------------------------------------------------------------
 7. Companhia Paranaense de Energia Copel
--------------------------------------------------------------------------------
 8. Tele Norte Leste Participacoes SA
--------------------------------------------------------------------------------
 9. Weg  SA
--------------------------------------------------------------------------------
10. Aracruz Celulose SA
--------------------------------------------------------------------------------

Investment Portfolio                                                     as of June 30, 2001
============================================================================================

                                                                  Principal
                                                                 Amount ($)        Value ($)
--------------------------------------------------------------------------------------------

Repurchase Agreements 4.4%
--------------------------------------------------------------------------------------------
Salomon Smith Barney, 4.07%, to be repurchased at $13,556,596
  on 7/2/2001** (Cost $13,552,000)                               13,552,000       13,552,000
--------------------------------------------------------------------------------------------


                                                                  Shares           Value ($)
--------------------------------------------------------------------------------------------
Equity Securities 95.6%
--------------------------------------------------------------------------------------------

Retail 2.7%
--------------------------------------------------------------------------------------------
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (pfd.) 355,136,400        8,453,799
--------------------------------------------------------------------------------------------

Tobacco 1.6%
--------------------------------------------------------------------------------------------
Souza Cruz SA (voting)                                              966,543        4,973,900
--------------------------------------------------------------------------------------------

Food & Beverage 14.3%
--------------------------------------------------------------------------------------------
Companhia de Bebidas das Americas (pfd.)                        167,899,565       39,240,755
Sadia SA (pfd.)                                                  10,120,045        4,905,627
--------------------------------------------------------------------------------------------
                                                                                  44,146,382
--------------------------------------------------------------------------------------------

Textiles 1.0%
--------------------------------------------------------------------------------------------
Sao Paulo Alpargatas SA (pfd.)                                   47,579,600        2,944,766
--------------------------------------------------------------------------------------------

Telecommunications 12.5%
--------------------------------------------------------------------------------------------
Brasil Telecom Participacoes SA (pfd.)                         1,414,456,600      11,815,197
Brasil Telecom SA (pfd.)                                        972,766,839        5,730,083
Embratel Participacoes SA (pfd.)                                558,223,400        4,264,290
Tele Centro Oeste Celular Participacoes SA (pfd.)               805,000,000        2,369,184
Tele Norte Leste Participacoes SA (pfd.)                        858,807,592       13,102,345
Telecomunicacoes de Minas Gerais Telemig SA "B" (pfd.)            3,700,000          240,208
Telemig Celular SA "C" (pfd.)                                    42,900,000          742,696
Telecomunicacoes do Rio Janeiro SA (pfd.)*                        9,700,000          236,570
--------------------------------------------------------------------------------------------
                                                                                  38,500,573
--------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                       11

                                                                 Shares            Value ($)
--------------------------------------------------------------------------------------------

Banking 19.1%
--------------------------------------------------------------------------------------------
Banco Bradesco SA (pfd.)                                       2,724,430,768      14,267,740
Banco Itau SA (pfd.)                                            511,779,480       44,743,326
--------------------------------------------------------------------------------------------
                                                                                  59,011,066
--------------------------------------------------------------------------------------------

Real Estate 0.4%
--------------------------------------------------------------------------------------------
Sao Carlos Empreendimentos (pfd.)                               499,904,418        1,146,719
--------------------------------------------------------------------------------------------

Manufacturing 4.4%
--------------------------------------------------------------------------------------------
Dixie Toga SA (pfd.) (b)                                          4,349,000          941,138
Empresa Bras De Aerona (pfd.)                                       480,000        4,755,334
Votorantim Celulose e Papel SA (pfd.)                           261,900,000        7,877,970
--------------------------------------------------------------------------------------------
                                                                                  13,574,442
--------------------------------------------------------------------------------------------

Electrical Equipment 4.1%
--------------------------------------------------------------------------------------------
Weg SA (pfd.)                                                    16,226,600       12,641,368
--------------------------------------------------------------------------------------------

Petroleum 14.7%
--------------------------------------------------------------------------------------------
Petrobras Distribuidora SA (pfd.)                               269,800,000        3,374,689
Petroleo Brasileiro SA (pfd.)                                     1,797,399       42,000,248
--------------------------------------------------------------------------------------------
                                                                                  45,374,937
--------------------------------------------------------------------------------------------

Oil/Gas Transmission 0.4%
--------------------------------------------------------------------------------------------
Ultrapar Participacoes SA (pfd.)                                177,148,000        1,342,507
--------------------------------------------------------------------------------------------

Mining 5.8%
--------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce "A" (pfd.)                               786,104       17,834,915
--------------------------------------------------------------------------------------------

Iron & Steel 3.4%
--------------------------------------------------------------------------------------------
Companhia Siderurgica Nacional (voting)                         204,400,000        3,804,025
Gerdau SA (pfd.)                                                873,600,000        6,612,969
--------------------------------------------------------------------------------------------
                                                                                  10,416,994
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       12

                                                                 Shares            Value ($)
--------------------------------------------------------------------------------------------

Forest Products 4.0%
--------------------------------------------------------------------------------------------
Aracruz Celulose SA "B" (pfd.)                                    6,701,599       12,182,089
--------------------------------------------------------------------------------------------

Utilities 7.2%
--------------------------------------------------------------------------------------------
Centrais Eletricas Brasileiras SA "B" (pfd.)                    380,000,000        4,473,491
Companhia Energetica de Minas Gerais (pfd.)                     363,019,229        4,305,010
Companhia Paranaense de Energia Copel "B" (pfd.)              1,093,866,700        8,190,389
Companhia Paranaense de Energia Copel (voting)                  766,742,700        5,110,512
--------------------------------------------------------------------------------------------
                                                                                  22,079,402
--------------------------------------------------------------------------------------------
Total Equity Securities (Cost $168,137,308)                                      294,623,859
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $181,689,308) (a)                     308,175,859
--------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a) The cost for federal income tax purposes was $181,789,225. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $126,386,634. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $157,015,038 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,628,404.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $941,138 (0.3% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2001 aggregated $3,206,471. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
============================================================================================

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2001
--------------------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost $181,689,308)                      $   308,175,859
--------------------------------------------------------------------------------------------
Cash                                                                                     804
--------------------------------------------------------------------------------------------
Foreign currency, at value (cost $10,383,993)                                      9,590,274
--------------------------------------------------------------------------------------------
Receivable for investments sold                                                    4,307,572
--------------------------------------------------------------------------------------------
Dividends receivable                                                               1,771,497
--------------------------------------------------------------------------------------------
Interest receivable                                                                    3,064
--------------------------------------------------------------------------------------------
Total assets                                                                     323,849,070
--------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------
Payable for investments purchased                                                    483,803
--------------------------------------------------------------------------------------------
Accrued management fee                                                               297,520
--------------------------------------------------------------------------------------------
Other accrued expenses and payables                                                  350,472
--------------------------------------------------------------------------------------------
Total liabilities                                                                  1,131,795
--------------------------------------------------------------------------------------------
Net assets, at value                                                         $   322,717,275
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                                6,348,969
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                                    126,486,551
--------------------------------------------------------------------------------------------
  Foreign currency related transactions                                             (916,233)
--------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                               2,189,475
--------------------------------------------------------------------------------------------
Paid-in capital                                                                  188,608,513
--------------------------------------------------------------------------------------------
Net assets, at value                                                         $   322,717,275
--------------------------------------------------------------------------------------------
Net Asset Value per share ($322,717,275 B 16,436,988 shares of common stock
  issued and outstanding, $.01 par value, 50,000,000 shares authorized)      $         19.63
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       14

--------------------------------------------------------------------------------------------
Statement of Operations for the year ended June 30, 2001
--------------------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $459,538)                        $    15,776,503
--------------------------------------------------------------------------------------------
Interest                                                                             491,682
--------------------------------------------------------------------------------------------
Total Income                                                                      16,268,185
--------------------------------------------------------------------------------------------
Expenses:
Management fee                                                                     4,014,350
--------------------------------------------------------------------------------------------
Administrator's fee                                                                   50,000
--------------------------------------------------------------------------------------------
Services to shareholders                                                              36,003
--------------------------------------------------------------------------------------------
Custodian and accounting fees                                                        726,700
--------------------------------------------------------------------------------------------
Auditing                                                                              97,412
--------------------------------------------------------------------------------------------
Legal                                                                                 28,906
--------------------------------------------------------------------------------------------
Directors' fees and expenses                                                         121,349
--------------------------------------------------------------------------------------------
Reports to shareholders                                                               92,073
--------------------------------------------------------------------------------------------
Other                                                                                 87,038
--------------------------------------------------------------------------------------------
                                                                                   5,253,831
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                      11,014,354
--------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                                        3,844,743
--------------------------------------------------------------------------------------------
Foreign currency related transactions (including CPMF tax of $83,932)             (1,048,361)
--------------------------------------------------------------------------------------------
                                                                                   2,796,382
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                                      (69,436,838)
--------------------------------------------------------------------------------------------
Foreign currency related transactions                                             (1,142,991)
--------------------------------------------------------------------------------------------
                                                                                 (70,579,829)
--------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                       (67,783,447)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $  (56,769,093)
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------

                                                                     Years Ended June 30,
Increase (Decrease) in Net Assets                                    2001            2000
----------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                   $    11,014,354 $     7,882,128
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  2,796,382      11,742,464
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                   (70,579,829)     99,926,891
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    (56,769,093)    119,551,483
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                             (6,903,384)     (4,928,756)
----------------------------------------------------------------------------------------------
  Net realized gains                                                (8,218,494)             --
----------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                               --         140,973
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                              --         140,973
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (71,890,971)    114,763,700
----------------------------------------------------------------------------------------------
Net assets at beginning of period                                  394,608,246     279,844,546
----------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
  investment income of $6,348,969 and $3,286,361, respectively) $  322,717,275 $   394,608,246
----------------------------------------------------------------------------------------------

Other Information
----------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                           16,436,988      16,429,333
----------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of distributions              --           7,655
----------------------------------------------------------------------------------------------
Shares outstanding at end of period                                 16,436,988      16,436,988
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
=================================================================================================

-------------------------------------------------------------------------------------------------
Years Ended June 30,                            2001    2000    1999^d   1998^e   1997^e   1996^e
-------------------------------------------------------------------------------------------------

Per Share Operating Performance
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $24.01  $17.03  $14.92   $26.42  $25.75  $20.73
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                         .67     .48     .26      .82     .60     .55
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                       (4.13)   6.80    2.00    (9.30)   3.33    5.34
-------------------------------------------------------------------------------------------------
  Total from investment operations              (3.46)   7.28    2.26    (8.48)   3.93    5.89
-------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.42)   (.30)   (.15)    (.75)   (.51)   (.55)
-------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions  (.50)     --      --    (2.27)  (2.75)   (.32)
-------------------------------------------------------------------------------------------------
  Total distributions                            (.92)   (.30)   (.15)   (3.02)  (3.26)   (.87)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $19.63  $24.01  $17.03   $14.92  $26.42  $25.75
-------------------------------------------------------------------------------------------------
Market value, end of period                    $15.15  $17.13  $14.75   $10.88  $21.00  $22.25
-------------------------------------------------------------------------------------------------

Total Return
-------------------------------------------------------------------------------------------------
Per share market value (%)                      (7.00)  17.99   37.22** (31.61)  10.16    9.29
-------------------------------------------------------------------------------------------------
Per share net asset value (%)^b                (14.01)  43.28   15.48** (25.42)  19.75   28.89^c
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            323     395     280      243     429     418
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)  1.44    1.49    1.67*    1.56    1.46    1.62
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   1.44    1.49    1.67*    1.56    1.46    1.60
-------------------------------------------------------------------------------------------------
Ratio of net investment income (%)               3.03    2.42    3.47*    3.57    1.91    2.22
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         8      14       4*      17       6       9
-------------------------------------------------------------------------------------------------

^a   Based on monthly average shares outstanding during the period.
^b   Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
^c   Total returns would have been lower had certain expenses not been reduced.
^d For the six months ended June 30, 1999. On May 26, 1999, the Fund changed the fiscal year end from December 31 to June 30.
^e   Years ended December 31.
*    Annualized  ** Not annualized

Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

The Brazil Fund, Inc., (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $27,403,655 and $39,647,114, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), formerly Scudder Kemper Investments, Inc., the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million, 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, 1.00% per annum of the value of the Fund's average weekly net assets on the next $200 million, and 0.90% per annum of the value of the Fund's average weekly net assets in excess of $500 million, and payable monthly. For the year ended June 30, 2001, the fee pursuant to the Agreement amounted to $4,014,350, which was equivalent to an annual effective rate of 1.10% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with Banco de Boston SA ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the year ended June 30, 2001, the Administrator's Fee amounted to $50,000, of which $12,265 is unpaid at June 30, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 2001, the amount charged to the Fund by SFAC aggregated $191,914, all of which is paid at June 30, 2001.

Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, a subsidiary of the Manager, is the shareholder service agent of the Fund. Prior to November 17, 2000, Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provided shareholder communications services for the Fund. For the year ended June 30, 2001, the amount charged to the Fund by SISC and SSC aggregated $15,000, all of which is paid at June 30, 2001.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended June 30, 2001, Directors' fees and expenses aggregated $121,349.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 5.0% of its net assets under the agreement.

F. Ownership of the Fund

At June 30, 2001, one shareholder held 14.1% of the outstanding shares of the Fund.

Report of Independent Accountants
================================================================================

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 17, 2001

Tax Information                                                      (Unaudited)
================================================================================

The Fund paid distributions of $0.48 per share from net long-term capital gains during its year ended June 30, 2001, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,530,000 as capital gain dividends for its year ended June 30, 2001, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $459,538 and earned $10,795,678 of foreign source income during the year ended June 30, 2001. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.66 per share as income earned from foreign sources for the year ended June 30, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment and
Cash Purchase Plan
================================================================================

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date, subject to the amendment described below under "Amendment of the Plan." In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective October 1, 2000, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

Investment Manager
================================================================================

The investment manager of The Brazil Fund, Inc., is Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients who invest primarily in foreign securities include twenty-one open-end investment companies as well as portfolios for institutional investors.

The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc., which are traded on the New York Stock Exchange.

Stockholder Meeting Results
================================================================================

The Annual Meeting of Stockholders (the "Meeting") of The Brazil Fund, Inc. (the "fund") was held on July 18, 2001, at the office of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect three Directors of the fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                                      Number of Votes:
                            --------------------------------------------------------------------
Directors                            For                 Withheld           Broker Non-Votes
------------------------------------------------------------------------------------------------
Juris Padegs                      11,018,055             1,291,872                  0
------------------------------------------------------------------------------------------------
Ronaldo A. da Frota Nogueira      11,016,761             1,293,166                  0
------------------------------------------------------------------------------------------------
Susan Kaufman Purcell             11,011,192             1,298,735                  0
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers
================================================================================

JURIS PADEGS*
   Chairman of the Board and Director

NICHOLAS BRATT*
   President and Director

ROBERT J. CALLANDER
   Director

KENNETH C. FROEWISS
   Director

WILLIAM H. LUERS
   Director

RONALDO A. DA FROTA NOGUEIRA
   Director and Resident Brazilian Director

SUSAN KAUFMAN PURCELL
   Director

KESUP YUN
   Director

ROBERTO TEIXEIRA DA COSTA
   Honorary Director

JUDITH A. HANNAWAY*
   Vice President

TARA C. KENNEY*
   Vice President

PAUL H. ROGERS*
   Vice President

KATHRYN L. QUIRK*
   Vice President and Assistant Secretary

JOHN MILLETTE*
   Vice President and Secretary

JOHN R. HEBBLE*
   Treasurer

THOMAS LALLY*
   Assistant Treasurer

BRENDA LYONS*
   Assistant Treasurer

CAROLINE PEARSON*
   Assistant Secretary


*  Zurich Scudder Investments, Inc.